Exhibit 99.1

Avago Technologies Limited Announces Second Quarter

Fiscal Year 2012 Financial Results

•	Net revenue up 2.5 percent sequentially to $577 million, up 3.0 percent from Q2 last year

•	GAAP gross margin of 48.2 percent; Non-GAAP gross margin of 51.1 percent

•	GAAP earnings per diluted share of $0.54; Non-GAAP earnings per diluted share of $0.66

SAN JOSE, Calif., and SINGAPORE – May 22, 2012 – Avago Technologies Limited (Nasdaq: AVGO), a leading supplier of analog interface components for communications, industrial and consumer applications, today reported financial results for the second quarter of its fiscal year 2012, ended April 29, 2012, and provided guidance for the third quarter of its fiscal year 2012.

Second Quarter Fiscal Year 2012 GAAP Results

Net revenue was $577 million, an increase of 2.5 percent compared with the previous quarter and 3.0 percent from the same quarter last year.

Gross margin was $278 million, or 48.2 percent of net revenue. This compares with gross margin of $270 million, or 48.0 percent of net revenue last quarter, and gross margin of $275 million, or 49.1 percent of net revenue in the same quarter last year.

Operating expenses were $141 million. This compares with $138 million in the prior quarter and $137 million for the same quarter the previous year.

Income from operations was $137 million. This compares with $132 million in the prior quarter and with $138 million in the same quarter last year.

Second quarter net income was $134 million, or $0.54 per diluted share. This compares with net income of $125 million, or $0.50 per diluted share for the prior quarter, and net income of $135 million, or $0.54 per diluted share in the same quarter last year.

The Company’s cash balance at the end of the second quarter was $954 million, compared to $819 million at the end of the prior quarter.

The Company generated $211 million in cash from operations in the second quarter and spent $56 million on capital expenditures.

On March 30, 2012 the Company paid a quarterly cash dividend of 13 cents ($0.13) per ordinary share, totaling approximately $32 million.

During the quarter, Avago’s Board of Directors authorized the Company to repurchase up to 15 million of its ordinary shares. This replaces the share repurchase program announced by the Company on June 9, 2011, which expired at the Company’s 2012 annual general meeting on April 4, 2012. The Company also repurchased and cancelled $6 million of ordinary shares during the second quarter.

Avago Technologies Limited Announces Second Quarter Fiscal Year 2012 Financial Results

Second Quarter Fiscal Year 2012 Non-GAAP Results

Gross margin was $295 million, or 51.1 percent of net revenue. This compares with gross margin of $285 million, or 50.6 percent of net revenue last quarter, and gross margin of $290 million, or 51.8 percent of net revenue in the same quarter last year.

Income from operations was $171 million. This compares with $163 million in the prior quarter and $167 million in the same quarter the previous year.

Net income was $168 million, or $0.66 per diluted share. This compares with net income of $156 million, or $0.62 per diluted share last quarter, and net income of $165 million, or $0.64 per diluted share in the same quarter last year.

Second Quarter Fiscal Year 2012 Non-GAAP Results				Change
(Dollars in millions, except EPS)	Q2 12	Q1 12	Q2 11	Q/Q	Y/Y
Net Revenue	$577	$563	$560	+2.5%	+3.0%
Gross Margin	51.1%	50.6%	51.8%	+50bps	-70bps
Operating Expenses	$124	$122	$123	+$2	+$1
Net Income	$168	$156	$165	+$12	+$3
Earnings Per Share—Diluted	$0.66	$0.62	$0.64	+$0.04	+$0.02

“During the second fiscal quarter, continued strength in wireless and a recovery in Asia for industrial enabled us to drive growth,” said Hock Tan, President and CEO of Avago Technologies Limited. “For the third quarter, we expect product transitions to dampen wireless revenue growth, but that this will be offset by a continued strong recovery in industrial worldwide which should favorably impact consolidated gross margins.”

Other Quarterly Data

	Percentage of Net Revenue			Growth Rates
Net Revenues by Target Market	Q2 12	Q1 12	Q2 11	Q/Q	Y/Y
Wireless Communications	44	45	36	0%	26%
Wired Infrastructure	29	29	29	4%	5%
Industrial & Automotive	22	20	30	9%	-26%
Consumer & Computing Peripherals	5	6	5	-9%	0%

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Avago Technologies Limited Announces Second Quarter Fiscal Year 2012 Financial Results

Key Statistics	Q2 12	Q1 12	Q2 11
(Dollars in millions)
Cash From Operations	$211	$139	$253
Depreciation	$19	$18	$19
Amortization	$19	$19	$19
Capital Expenditures	$56	$47	$19
Days Sales Outstanding	43	50	47
Inventory Days On Hand	70	63	65

Third Quarter Fiscal Year 2012 Business Outlook

Based on current business trends and conditions, the outlook for the third quarter of fiscal year 2012, ending July 29, 2012, is expected to be as follows:

	GAAP	Reconciling Items	Non-GAAP
Sequential Change in Net Revenue	Up 3% to 6%		Up 3% to 6%
Gross Margin	48.50% plus/minus 75bps	$16M	51.5% plus/minus 75bps
Operating Expenses	$152M	$23M	$129M
Interest and Other	$1M		$1M
Taxes	$7M		$7M
Diluted Share Count	251M	3M	254M

Reconciling items include $14 million of amortization of acquisition-related intangibles, $1 million of share-based compensation expense and $1 million of restructuring charges at the Gross Margin line, and $6 million of amortization of acquisition-related intangibles, $14 million of share-based compensation and $3 million of restructuring charges at the Operating Expenses line.

Capital expenditures for the third quarter are expected to be in the range of $63 million to $73million. For the third quarter depreciation is expected to be $20 million and amortization is expected to be $20 million.

The guidance provided above is only an estimate of what the Company believes is realizable as of the date of this release. The guidance excludes any impact from share repurchases or mergers and acquisitions activity that may occur during the quarter. Actual results will vary from the guidance and the variations may be material. The Company undertakes no intent or obligation to publicly update or revise any of these projections, whether as a result of new information, future events or otherwise, except as required by law.

Avago will be presenting at the NASDAQ OMX Investor Conference in London on June 26, 2012. This presentation will be webcast and available for replay on the “Investors” section of Avago’s website at www.avagotech.com.

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Avago Technologies Limited Announces Second Quarter Fiscal Year 2012 Financial Results

Financial Results Conference Call

Avago Technologies Limited will host a conference call to review its financial results for the second quarter of fiscal year 2012, and to provide guidance for the third quarter of fiscal year 2012, today at 2:00 p.m. Pacific Time. Those wishing to access the call should dial 800-706-7749; International +1-617-614-3474. The passcode is 14540707. A replay of the call will be available through May 29, 2012. To access the replay dial 888-286-8010; International +1-617-801-6888 and reference the passcode: 96171582. A webcast of the conference call will also be available in the “Investors” section of Avago’s website at www.avagotech.com.

Non-GAAP Financial Measures

In addition to GAAP reporting, Avago provides investors with net income, income from operations, gross margin, operating expenses and other data, on a non-GAAP basis. This non-GAAP information excludes amortization of acquisition-related intangibles, share-based compensation expense, restructuring charges and debt extinguishment losses. Management does not believe that the excluded items are reflective of the Company’s underlying performance. The exclusion of these and other similar items from Avago’s non-GAAP presentation should not be interpreted as implying that these items are non-recurring, infrequent or unusual. Avago believes this non-GAAP financial information provides additional insight into the Company’s on-going performance and has therefore chosen to provide this information to investors for a more consistent basis of comparison and to help them evaluate the results of the Company’s on-going operations and enable more meaningful period to period comparisons. These non-GAAP measures are provided in addition to, and not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A reconciliation between GAAP and non-GAAP financial data is included in the supplemental financial data attached to this press release.

About Avago Technologies Limited

Avago Technologies Limited is a leading designer, developer and global supplier of a broad range of analog semiconductor devices with a focus on III-V based products. Our product portfolio is extensive and includes over 6,500 products in four primary target markets: wireless communications, wired infrastructure, industrial and automotive electronics and consumer and computing peripherals.

Cautionary Note Regarding Forward-Looking Statements

This announcement contains forward-looking statements which address our expected future business and financial performance. These forward-looking statements are based on current expectations, estimates, forecasts and projections of future Company or industry performance, based on management’s judgment, beliefs, current trends and market conditions, and involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. Accordingly, we caution you not to place undue reliance on these statements. For Avago, particular uncertainties that could materially affect future results include global economic conditions and concerns; cyclicality in the semiconductor industry or in our target markets; quarterly and annual fluctuations in operating results; our competitive performance and ability to continue achieving design wins with our customers; our dependence on contract manufacturing and outsourced supply chain and our ability to improve our cost structure through our manufacturing outsourcing program; prolonged disruptions of our or our contract manufacturers’ manufacturing facilities or other significant operations; our increased dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; loss of our significant customers; our ability to maintain gross margin; our ability to maintain tax concessions in certain jurisdictions; our ability to protect our

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Avago Technologies Limited Announces Second Quarter Fiscal Year 2012 Financial Results

intellectual property and any associated increases in litigation expenses; dependence on and risks associated with distributors of our products; any expenses associated with resolving customer product and warranty and indemnification claims; currency fluctuations; our ability to achieve the growth prospects and synergies expected from acquisitions we may make; delays, challenges and expenses associated with integrating acquired companies with our existing businesses; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature. Our Quarterly Report on Form 10-Q filed on March 8, 2012 and other filings with the Securities and Exchange Commission, or “SEC” (which you may obtain for free at the SEC’s website at http://www.sec.gov) discuss some of the important risk factors that may affect our business, results of operations and financial condition. We undertake no intent or obligation to publicly update or revise any of these forward looking statements, whether as a result of new information, future events or otherwise, except as required by law.

# # #

Contacts:

Avago Technologies Ltd.

Thomas Krause, 408-435-7400

VP Corporate Development

investor.relations@avagotech.com

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AVAGO TECHNOLOGIES LIMITED

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS—UNAUDITED

(IN MILLIONS, EXCEPT PER SHARE DATA)

	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX
	Quarter ended			Two quarters ended
	April 29, 2012	January 29, 2012	May 1, 2011	April 29, 2012	May 1, 2011

Net revenue	$577	$563	$560	$1,140	$1,110
Cost of products sold:
Cost of products sold	284	279	271	563	536
Amortization of intangible assets	14	14	14	28	28
Restructuring charges	1	—	—	1	—

Total cost of products sold	299	293	285	592	564

Gross margin	278	270	275	548	546
Research and development	84	82	76	166	149
Selling, general and administrative	51	50	55	101	105
Amortization of intangible assets	5	5	5	10	11
Restructuring charges	1	1	1	2	1

Total operating expenses	141	138	137	279	266

Income from operations	137	132	138	269	280
Interest expense	—	(1)	(1)	(1)	(4)
Loss on extinguishment of debt	—	—	(1)	—	(20)
Other income (expense), net	3	(1)	1	2	1

Income before income taxes	140	130	137	270	257
Provision for income taxes	6	5	2	11	3

Net income	$134	$125	$135	$259	$254

Net income per share:
Basic	$0.55	$0.51	$0.55	$1.05	$1.04
Diluted	$0.54	$0.50	$0.54	$1.03	$1.01

Shares used in per share calculations:
Basic	244	245	245	246	245
Diluted	250	250	252	251	252

Share-based compensation included in:
Cost of products sold	$2	$1	$1	$3	$2
Research and development	5	4	3	9	6
Selling, general and administrative	6	6	5	12	8

Total share-based compensation	$13	$11	$9	$24	$16

AVAGO TECHNOLOGIES LIMITED

NON-GAAP FINANCIAL SUMMARY—UNAUDITED(1)

(IN MILLIONS, EXCEPT PERCENTAGES AND PER SHARE DATA)

	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX
	Quarter ended			Two quarters ended
	April 29, 2012	January 29, 2012	May 1, 2011	April 29, 2012	May 1, 2011
Net revenue	$577	$563	$560	$1,140	$1,110
Gross margin	$295	$285	$290	$580	$576
% of net revenue	51%	51%	52%	51%	52%
Research and development	$79	$78	$73	$157	$143
Selling, general and administrative	$45	$44	$50	$89	$97
Total operating expenses	$124	$122	$123	$246	$240
% of net revenue	21%	22%	22%	22%	22%
Income from operations	$171	$163	$167	$334	$336
Net income	$168	$156	$165	$324	$330
Net income per share—diluted	$0.66	$0.62	$0.64	$1.28	$1.28
Shares used in per share calculation—diluted	253	253	258	254	258

(1)	A reconciliation of the non-GAAP measures presented above to the most directly comparable GAAP financial data appears on the next page. These non-GAAP measures are provided in addition to and not as a substitute for measures of financial performance prepared in accordance with GAAP. The financial summary excludes amortization of intangible assets, share-based compensation, restructuring charges, and loss on extinguishment of debt.

AVAGO TECHNOLOGIES LIMITED

FINANCIAL RECONCILIATION: GAAP TO NON-GAAP—UNAUDITED

(IN MILLIONS)

	Quarter ended			Two quarters ended
	April 29, 2012	January 29, 2012	May 1, 2011	April 29, 2012	May 1, 2011
Net income on GAAP basis	$134	$125	$135	$259	$254
Amortization of intangible assets	19	19	19	38	39
Share-based compensation expense	13	11	9	24	16
Restructuring charges	2	1	1	3	1
Loss on extinguishment of debt	—	—	1	—	20

Net income on Non-GAAP basis	$168	$156	$165	$324	$330

Gross margin on GAAP basis	$278	$270	$275	$548	$546
Amortization of intangible assets	14	14	14	28	28
Share-based compensation expense	2	1	1	3	2
Restructuring charges	1	—	—	1	—

Gross margin on Non-GAAP basis	$295	$285	$290	$580	$576

Research and development on GAAP basis	$84	$82	$76	$166	$149
Share-based compensation expense	5	4	3	9	6

Research and development on Non-GAAP basis	$79	$78	$73	$157	$143

Selling, general and administrative on GAAP basis	$51	$50	$55	$101	$105
Share-based compensation expense	6	6	5	12	8

Selling, general and administrative on Non-GAAP basis	$45	$44	$50	$89	$97

Total operating expenses on GAAP basis	$141	$138	$137	$279	$266
Amortization of intangible assets	5	5	5	10	11
Share-based compensation expense	11	10	8	21	14
Restructuring charges	1	1	1	2	1

Total operating expenses on Non-GAAP basis	$124	$122	$123	$246	$240

Income from operations on GAAP basis	$137	$132	$138	$269	$280
Amortization of intangible assets	19	19	19	38	39
Share-based compensation expense	13	11	9	24	16
Restructuring charges	2	1	1	3	1

Income from operations on Non-GAAP basis	$171	$163	$167	$334	$336

Shares used in per share calculation—diluted on GAAP basis	250	250	252	251	252
Non-GAAP adjustment	3	3	6	3	6

Shares used in per share calculation—diluted on Non-GAAP basis(1)	253	253	258	254	258

(1)	The number of shares used in the diluted per share calculations on a non-GAAP basis excludes the impact of share-based compensation expense expected to be incurred in future periods and not yet recognized in the financial statements, which would otherwise be assumed to be used to repurchase shares under the GAAP treasury stock method.

AVAGO TECHNOLOGIES LIMITED

CONDENSED CONSOLIDATED BALANCE SHEETS—UNAUDITED

(IN MILLIONS)

	April 29, 2012	October 30, 2011 (1)
ASSETS

Current assets:
Cash and cash equivalents	$954	$829
Trade accounts receivable, net	274	328
Inventory	218	194
Other current assets	62	42

Total current assets	1,508	1,393
Property, plant and equipment, net	402	316
Goodwill	177	177
Intangible assets, net	461	499
Other long-term assets	63	61

Total assets	$2,611	$2,446

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$257	$221
Employee compensation and benefits	57	89
Capital lease obligations—current	1	2
Other current liabilities	41	38

Total current liabilities	356	350

Long-term liabilities:
Capital lease obligations—non-current	3	4
Other long-term liabilities	85	86

Total liabilities	444	440
Shareholders’ equity:
Ordinary shares, no par value	1,442	1,479
Retained earnings	723	525
Accumulated other comprehensive income	2	2

Total shareholders’ equity	2,167	2,006

Total liabilities and shareholders’ equity	$2,611	$2,446

(1)	Amounts for the year ended October 30, 2011 have been derived from audited financial statements as of that date.

AVAGO TECHNOLOGIES LIMITED

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS—UNAUDITED

(IN MILLIONS)

	Quarter ended			Two quarters ended
	April 29, 2012	January 29, 2012	May 1, 2011 (1)	April 29, 2012	May 1, 2011 (1)
Cash flows from operating activities:
Net income	$134	$125	$135	$259	$254

Adjustments to reconcile net income to net cash provided by operating activities:

Depreciation and amortization	38	37	38	75	79
Loss on extinguishment of debt	—	—	1	—	6
Loss on disposal of property, plant and equipment	1	—	1	1	1
Impairment of investment and loan receivable from investee	—	2	—	2	—
Share-based compensation	13	11	9	24	16
Tax benefits of share-based compensation	2	—	—	2	8
Excess tax benefits from share-based compensation	(1)	—	—	(1)	(2)
Changes in assets and liabilities, net of acquisitions:
Trade accounts receivable	34	20	2	54	(3)
Inventory	(25)	1	9	(24)	(5)
Accounts payable	21	(8)	45	13	15
Employee compensation and benefits	6	(38)	11	(32)	(20)
Other current assets and current liabilities	(8)	(10)	1	(18)	(30)
Other long-term assets and long-term liabilities	(4)	(1)	1	(5)	1

Net cash provided by operating activities	211	139	253	350	320

Cash flows from investing activities:
Purchase of property, plant and equipment	(56)	(47)	(19)	(103)	(51)
Acquisitions and investments, net of cash acquired	—	—	—	—	(9)

Net cash used in investing activities	(56)	(47)	(19)	(103)	(60)

Cash flows from financing activities:
Proceeds from government grants	1	1	—	2	—
Debt repayments	—	—	—	—	(230)
Debt financing costs	—	—	(2)	—	(2)
Payments on capital lease obligations	(1)	—	(1)	(1)	(2)
Issuance of ordinary shares	17	5	22	22	44
Repurchases of ordinary shares	(6)	(79)	—	(85)	—
Excess tax benefits from share-based compensation	1	—	—	1	2
Dividend payments to shareholders	(32)	(29)	(20)	(61)	(37)

Net cash used in financing activities	(20)	(102)	(1)	(122)	(225)

Net increase (decrease) in cash and cash equivalents	135	(10)	233	125	35
Cash and cash equivalents at the beginning of period	819	829	363	829	561

Cash and cash equivalents at end of period	$954	$819	$596	$954	$596

(1)	The statement of cash flows data for the quarter and two quarters ended May 1, 2011 reflects a reclassification of $2 million of expenses related to our new credit agreement entered into in March 2011 from cash flows provided by operating activities to cash flows used in financing activities. As a result, net cash provided by operating activities and net cash used in financing activities for this period each increased by a corresponding amount.